UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 2)
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 1, 2005 (July 1, 2005)

Psychiatric Solutions, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-20488	23-2491707
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
840 Crescent Centre Drive, Suite 460, Franklin, Tennessee 37067
(Address of Principal Executive Offices)
(615) 312-5700
(Registrant’s Telephone Number, including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-23.1 CONSENT OF ERNST & YOUNG LLP
EX-99.1 COMBINED FINANCIAL STATEMENTS
EX-99.2 UNAUDITED FINANCIAL INFORMATION

Item 2.01. Completion of Acquisition or Disposition of Assets.
     This Current Report on Form 8-K/A amends the Current Report on Form 8-K of Psychiatric Solutions, Inc. (the “Company”) filed on July 8, 2005 and is being filed solely for the purpose of including the combined financial statements of Behavioral Healthcare Services and certain unaudited pro forma condensed combined financial information for the Company. The Company filed the Current Report on Form 8-K on July 8, 2005 to report, among other things, the acquisition of all of the outstanding capital stock of Ardent Health Services, Inc. on July 1, 2005.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

The combined financial statements of Behavioral Healthcare Services, as of December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, are attached hereto as Exhibit 99.1.

(b)	Pro Forma Financial Information.

Unaudited pro forma condensed combined financial information for Psychiatric Solutions, Inc. is attached hereto as Exhibit 99.2.

(c)	Exhibits.
23.1	Consent of Ernst & Young LLP, independent auditors.

99.1	Combined Financial Statements of Behavioral Healthcare Services.

99.2	Unaudited Pro Forma Condensed Combined Financial Information for Psychiatric Solutions, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSYCHIATRIC SOLUTIONS, INC.

	By:	/s/ Brent Turner

Brent Turner
Vice President, Treasurer and Investor Relations

Date: August 1, 2005

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibits
23.1	Consent of Ernst & Young LLP, independent auditors.

99.1	Combined Financial Statements of Behavioral Healthcare Services.

99.2	Unaudited Pro Forma Condensed Combined Financial Information for Psychiatric Solutions, Inc.